                                 UAG GUARANTY OF NOTE


         In order to induce Lynda Jane Hickman, as Executrix under the Will of James Franklin Hickman, Jr., Deceased ("Hickman"), to sell one hundred percent (100%) of the issued and outstanding shares of common stock of Hickman Nissan, Inc., a Georgia corporation ("Hickman Nissan"), to UAG Atlanta III, Inc., a Delaware corporation and a wholly-owned subsidiary of the undersigned ("UAG Atlanta III"), the undersigned hereby irrevocably, unconditionally and absolutely guarantees the due performance and punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of UAG Atlanta III now or hereafter existing under that certain Promissory Note (the "Note") dated July 12, 1996 payable to the order of Estate in the original principal amount of Two Million Dollars ($2,000,000), together with any renewals, modifications, consolidations and extensions thereof (all such obligations being sometimes hereinafter referred to as the "Obligations").

         The undersigned further agrees to pay Estate all expenses (including, without limitation, court costs and reasonable attorneys' fees) paid or incurred by Estate in endeavoring to collect the indebtedness evidence by the Note, and in enforcing the obligations of UAG Atlanta III guaranteed hereby, or any portion thereof, and in enforcing this Guaranty.

         The undersigned hereby waives presentment, protest, demand for payment, notice of acceptance of this guaranty, notice of dishonor, notice of non-payment when due of the Obligations guaranteed hereby and notices of every other kind and hereby consents to any and all forebearances and extensions of time of payment of the Obligations and to any and all of the changes in the terms, covenants and conditions thereof hereafter made or guaranteed.

         Whenever possible each provision of this Guaranty shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or be invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

         This Guaranty shall inure to the benefit of Estate and its successors, successors-in-title and assigns, and shall be binding upon the undersigned and its successors, successors-in-title and assigns. This instrument constitutes the entire agreement as to the subject matter contemplated hereby.

         The undersigned agrees that, if at anytime all or any part of any payment theretofore applied by Estate for any of the Obligations is rescinded or returned by estate for any reason (whatsoever, including, without limitation, the insolvency, bankruptcy, liquidation or reorganization of any party), such Obligation shall, for the purposes of this Guaranty, be deemed to have continued in existence to the extent of such payment, notwithstanding such application by Estate, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Obligation, all as though such application by Estate had not been made. The undersigned acknowledges and agrees that no change in the nature of terms of the Note (including any novations), whether by operation of law or otherwise, shall discharge all or any part of the liabilities of the undersigned pursuant to this Guaranty.

         (a) any defense based upon the failure of Estate to give notice of the existence, creation or incurring of any new or additional indebtedness or obligation or the failure of Estate to give notice of any action of non-action on the part of any other person whomsoever, in connection with any obligation hereby guaranteed;(b) any defense based upon election of remedies by Estate which destroys or otherwise impairs any subrogation rights of the undersigned to proceed against UAG Atlanta III for reimbursement, or both;(c) any defense based upon failure of Estate to commence any action against UAG Atlanta III; (d)any duty on the part of Estate to disclose to the undersigned any facts that it may now or hereafter know regarding UAG Atlanta III;(e) acceptance or notice of acceptance of this Guaranty by Estate;(f) notice of presentment and demand for payment of any indebtedness or performance of any of the obligations hereby guaranteed;(g) protest and notice of dishonor or of default to the undersigned or any other party with respect to the indebtedness or performance of obligations hereby guaranteed;(h) any and all other notices whatsoever to which the undersigned might otherwise be entitled;(i) any defense based upon lack of due diligence by Estate in collection, protection or realization upon any collateral securing the obligations; and (j) the provisions of Section 10-7-24 of the Official Code of Georgia Annotated.

         This is a guaranty of payment and not of collection. The liability of the undersigned under this Guaranty shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against UAG Atlanta III or any other person (any rights, under Georgia law or any other applicable law to require Estate to bring an action against UAG Atlanta III, being expressly waived hereby), nor against collateral, securities or liens available to Estate, its successors, successors-in-title, endorsees or assigns. The undersigned hereby waives any right to require that an action be brought against UAG Atlanta III or any other person or to require that resort be had to any security. In the event of the occurrence of a default or an event of default under the Note, Estate shall have the right to enforce its rights, powers and remedies thereunder or hereunder or under any other instrument now or hereafter evidencing, securing or otherwise relating to the obligations, in any order, and all rights, powers and remedies available to Estate in such event shall be non-exclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder or by law or in equity.

         This Guaranty is assignable by Estate, and any assignment hereof or any transfer or assignment of the Note shall operate to vest in any such assignee all rights and powers herein conferred upon and granted to Estate. This Guaranty shall in no event be impaired by any change which may arise by reason of the dissolution or liquidation of UAG Atlanta III.

         No amendment or waiver of any provision of this Guaranty nor consent to any departure by Estate therefrom shall in any event be effective unless the same shall be in writing and signed by Estate and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. This Guaranty shall be irrevocable by the undersigned until all indebtedness guaranteed hereby has been completely paid.

         This Guaranty is subject to United Auto Group, Inc.'s ("UAG") and UAG Atlanta III's right of offset against the Note pursuant to the provisions of
SECTION 9.5 of that certain Stock Purchase Agreement dated as of June 7, 1996, by and among the undersigned, UAG Atlanta III, Hickman Nissan, Inc. and the Estate.

         This instrument has been made and delivered in the State of Georgia and shall be governed by the laws of the State of Georgia.

         IN WITNESS WHEREOF the undersigned has executed, sealed and delivered this instrument as of the 12th day of July, 1996.

                                  UNITED AUTO GROUP, INC.,
                                  a Delaware corporation



                                  By:  George Lowrance
                                       ----------------------------

                                       Its: Executive Vice President
                                            ------------------------

                                            [Corporate Seal]


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